Exhibit 99.1

March 11, 2013 15th Annual Credit Suisse Global Services Conference Harry T. Wilkins, CPA Executive Vice President and CFO

Safe Harbor Statement Statements made in this presentation regarding American Public Education, Inc. or its subsidiaries that are not historical facts are forward-looking statements subsidiaries, based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements are sometimes identified by words such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “should”, “will” and “would”. These forward-looking statements include, without limitation, statements on the following slides, as well as statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Factors Company s Form 10-K for the year ended December 31, 2012, as filed with the SEC, and in the Company’s other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. LEARN. ADVANCE. LEAD. 1

Investment Highlights Distinguishable, Value-driving Strengths Premier market leader with strong academic reputation Effective, low-cost platform for online delivery Significant expansion opportunities: Corporate, educational institutions, partner relationships International opportunities New degree fields and market segments Diversification to drive future growth and mitigate risks Strong balance sheet and free cash flow LEARN. ADVANCE. LEAD. 2

Differentiated Growth Platform Positioned for Domestic and International Expansion Poised for Expansion via Select Niche and High‐growth Opportunities Asset‐rich platform Agile innovator Significant FCF generation Strong balance sheet American Public University System #2 Largest Fully Online University Eduventures #22 Ranked Online University U.S. News & World Report LEARN. ADVANCE. LEAD. 3

Pioneering Leader in Education Affordable Higher Education for Students Worldwide Industry leader; uniquely positioned for challenging economy Positioned to address select high-growth opportunities 100,000+ students LEARN. ADVANCE. LEAD. 4

APEI’s Unique DNA A Solid Framework for Success Access and Affordability Affordable Tuition and Course Materials in Flexible Formats Diverse Programs High‐demand Programs and Unique Programs, Including Liberal Arts Unyielding Dedication to Academic Quality Recognized for Best Practices, Teaching Excellence and Student Outcomes Relationship‐Marketing Relationships Create Awareness; Consultative Approach to Enrollment Innovation and Optimal Performance Automation and Creative Processes Drive Greater Efficiency and Effectiveness Strong Balance Sheet and Free Cash Flow Positioned to Address International and Other Select Growth Opportunities LEARN. ADVANCE. LEAD. 5

Total Cost a Key Differentiator Social Mission of Affordability Average Public Four-year In-state Published Tuition Increased 8.3% Between 2010-11 and 2011-12 Undergraduate Cost Tuition, Books and Fees Graduate Cost Tuition, Books and Fees APUS 19% Below In-state Cost APUS 33% Below In-state Cost Based on lowest published tuition rate; other programs and average tuition may be higher. Excludes military scholarship supplements that cover certain tuition costs of military students. Source: The College Board 2012 Trends in College Pricing, NCES Digest of Educational Statistics and Company Estimates. LEARN. ADVANCE. LEAD. 6

Expanding Program Diversity Broadens the Learning Experience Unique Programs 87 Degree Programs: Homeland Security, Space Studies, Emergency & Disaster Management, Liberal Arts Classes: Middle East Culture, Explosive Ordinance Disposal, Asymmetric Warfare Unique Faculty Experts in their field: Including, Dr. James Reilly (Astronaut); Dr. Gwen Hall (recognized national security expert); CEOs & Presidents Faculty: 430 full-time and 1,570 part-time faculty Unique Experience Small class sizes: average class 16 students; limit class sizes to 25 students Flexible: 8 and 16 week courses with monthly starts Engaging: simulations, rich media, mobile access Students by Degree Level: Students by School: LEARN. ADVANCE. LEAD. 7

Rigorous Measurement and Analysis Drives Continuous Improvement Tools for data-driven decision-making PAD System, data warehouse, dashboards, fact books Semantic mapping, text analyses, predictive modeling Nationally benchmarked surveys/exams Engage various audiences CURCOM (Curriculum Committee) Industry advisory councils Sloan-C and other organizations Accrediting bodies/regulators Analyze and share outcomes WCET/Gates Foundation Sakai open source community Research and pilot programs Cohort-based learning Predictive analytics Adaptive learning MOOCS LEARN. ADVANCE. LEAD. 8

Focus on Teaching Excellence Enhances Collaboration and Engagement Scholarly Research 430+ books/articles submitted or published in 2012 180+ awards for professional practice 1,150+ conferences, workshops and panels Support academic and professional communities Faculty Development Faculty hired through rigorous selection criteria Training and development; mentor/coach programs Faculty evaluation through surveys, audits and data Community of Inquiry (COI) culture World-leading eLibrary System Over 120,000 books/e-books Multi-year runs of more than 35,000 scholarly journals Innovative search and personalized tutorial services 24/7 support by a leading corps of online librarians LEARN. ADVANCE. LEAD. 9

Strong Student Outcomes
Drives Growing Recognition

2007-2012 ETS Proficiency Profile
Bachelors Level Students, Cumulative Mean*



Natural Sciences
Social Sciences
Humanities
Math
Writing
Reading
Critical Thinking
National
APUS

Specialty accreditations, for example

- National Council on Family Relations (NCFR)
- Foundation For Higher Education Accreditation (FFHEA)
- Accreditation Council for Business Schools and Programs
- American Sport Education Program (ASEP)
- Society of Human Resource Management (SHRM)
- Council of Education for Public Health (CEPH)
- Commission on Collegiate Nursing Education (CCNE)

Awards and recognition, for example

- Sloan Consortium Ralph E. Gomory Award
- Sloan Consortium Effective Practice Award
- Council of College & Military Educators, Institution Award
- National University Technology Network, Innovation in Distance Education Award
- Instructional Management Systems Global Learning Consortium, Global Award for Innovation

**The national mean is derived from ETS data and includes all institution types across all grades that administer the ETS PP test. Dates included are July 2007 through June 2012. For more information about national mean data: http://www.ets.org/s/proficiencyprofile/pdf/CredA_CarnA_AllTabs.pdf.*
**APUS cumulative mean includes data from July 2007 through June 2012.*

10 LEARN. ADVANCE. LEAD.

A Positive Student Experience
Reflected in Survey Results

apei

Alumni Surveyed
- 96% agreed/strongly agreed that we met their expectations[2]
- 94% would recommend us to family, friends or co-workers[2]
- 86% report they're currently employed full-time[3]
- 68% agree their degree helped them obtain a promotion/job[3]

Employers of APUS Alumni Surveyed
- 99% would hire another graduate from APUS[4]
- 98% would recommend the university to employees[4]
- 97% agree APUS grads possess field-specific academic skills[4]

Graduating Seniors Surveyed
- 96% evaluated their experience as positive[1]
- 95% say they would choose APUS again[1]

APUS Graduates:

27,000+
Alumni



7,600
54% CAGR
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source:
(1) National Survey of Student Engagement (NSSE), June 2012.
(2) American Public University System, 1-year Post-graduation Survey, January – December 2012..
(3) American Public University System, 2-year Post-graduation Survey, June 2012.
(4) American Public University System, Alumni Employer Survey, January – December 2012.

11 LEARN. ADVANCE. LEAD.

Student Satisfaction a Priority: More than 50% of Alumni Return for a Second Degree* “AMU’s Homeland Security curriculum challenged and taught me a lot. Getting a formal degree helped me give greater structure to what I do now and confers a level of respect.” David Pectol M.S. in Emergency & Disaster Management, Student B.S. in Homeland Security, 2012 Graduate *Represents returning undergraduate students from 2010 conferrals. LEARN. ADVANCE. LEAD. 12

Successful Alumni Create Awareness: Over 40% of New Students Referred by Others “I researched many different schools – both online and traditional brick-and-mortar. The reviews that I saw about AMU were so good, they helped me make the decision to attend.” Karisa Grundy B.S., Environmental Science, 2011 Green-Life Consultant LEARN. ADVANCE. LEAD. 13

Benefits of Quality Growth Improved Results and Enhanced Value Relationships and referrals lead to greater effectiveness, affordable tuition and enhances institutional value APEI’s Non‐Traditional Marketing Relationship Model Focus on key influencers Field representatives develop relationships Encouraging and supporting referrals Faculty engagement and industry involvement Consultative approach to student enrollment Precise Targeting Focus on motivated and engaged students Meticulous approach to ad placement Use of social media, viral marketing Low reliance on traditional marketing Value‐enhancing Outcomes Creates Higher Lifetime Value Lowers student acquisition costs Improves persistence/graduation rates Supports Operational Efficiency Improves utilization of resources Lowers bad-debt expense Increases overall referral rates Enhances Institutional Value Improves student experience and satisfaction Strenthens overall regulatory position Supports affordable tuition Increases engagement of key stakeholders LEARN. ADVANCE. LEAD. 14

Relationships Key to Quality Growth Agencies Corporations, Associations and Agencies… Walmart Largest private U.S. employer and retail company (U.S. associates only) New Horizons Computer Learning Centers World’s largest independent IT training company 250+ community colleges and several universities LEARN. ADVANCE. LEAD. 15

Innovative Leadership Business, Academic & Operational Experience Dr. Wallace E. Boston President and Chief Executive Officer Dr. Karan Powell Executive Vice President and Provost Harry T. Wilkins, CPA Executive Vice President and Chief Financial Officer Pete W. Gibbons Senior Vice President and Chief Administrative Officer Dr. Sharon van Wyk Executive Vice President and Chief Operations Officer Dr. Gwen Hall Senior Vice President and Academic Operations Officer Carol S. Gilbert Executive Vice President, Programs and Marketing Rick W. Sunderland, Jr., CPA Senior Vice President, Finance LEARN. ADVANCE. LEAD. 16

Financial Performance Driven to Enhance Shareholder Value Net Course Registrations (In thousands) Revenue (In millions)  Operating Income* (In millions) *Operating Income: Income from operations before interest income and income taxes. LEARN. ADVANCE. LEAD. 17

Attractive Opportunities In Challenging Global Economy Continued Demand for Online Ed Online enrollment growth in the U.S. is expected to continue to grow between 2%‐7% annually over the next five years. U.S. Employment and Skills Gap Shortage of 7 million skilled workers in 2010, a shortage that is expected to climb to 21 million by 2020. International Opportunities 4.1 million international students in 2010, a 10.8% increase y/y. International enrollment in the U.S. increased 6% in 2011/12. Select Programs in High Demand Registered Nursing is a top occupation through 2020. Other high‐growth fields include Health Care, Wellness, Computer Security, Transportation Logistics, Engineering… Education Hosting Support Services 69% of academic leaders say online learning is critical to their institution’s long‐term strategy. Source: Eduventures, U.S. Bureau of Labor Statistics, Sloan Consortium, OECD, American Association of Nursing, Georgetown Public Policy Institute and APEI Estimates. LEARN. ADVANCE. LEAD. 18

Business & Operational Goals for 2013 Leveraging Unique Strengths and Expanding Opportunities Expand Presence in Military and Civilian Communities Increasing focus on relationships and referrals Programmatic focus on high-demand fields Build New Relationships and Diversify Revenue Sources Corporations, associations, community colleges and government agencies Expand international and corporate training opportunities Further develop “school as a service” offerings Develop Operational Efficiencies and Innovative Technologies Expand ePress Initiative to combat textbook inflation Optimize financial aid processing Advance academic and distance learning innovations LEARN. ADVANCE. LEAD. 19

For Additional Information: Chris Symanoskie Vice President, Investor Relations 410-215-1405 csymanoskie@apus.edu www.AmericanPublicEducation.com